UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2018

OvaScience, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

On November 5, 2018, OvaScience, Inc. (“OvaScience” or the “Company”) filed a final proxy statement, prospectus and information statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of OvaScience’s stockholders scheduled to be held on December 4, 2018 in order to, among other things, obtain the stockholder approvals necessary to complete the planned merger of Millendo Therapeutics, Inc. (“Millendo”) with and into Orion Merger Sub, Inc., a wholly owned subsidiary of OvaScience (“Merger Sub”), under an Agreement and Plan of Merger and Reorganization dated as of August 8, 2018, as amended (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Millendo, with Millendo continuing as a wholly owned subsidiary of OvaScience and the surviving corporation of the merger (the “Millendo Transaction”).

With this filing, OvaScience is hereby supplementing its disclosure in the Definitive Proxy Statement in connection with litigation brought by its stockholders, which is described below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. OvaScience and the other named defendants believe the claims asserted in the litigation to be without merit, intend to defend against them vigorously, and deny any wrongdoing alleged in the litigation.

Stockholder Litigation

In connection with the Millendo Transaction, two putative securities class actions have been filed in the U.S. District Court for the District of Massachusetts and the U.S. District Court for the District of Delaware, respectively, against OvaScience, Christopher Kroeger, Richard Aldrich, Jeffrey D. Capello, Mary Fisher, John Howe, III, Marc Kozin and John Sexton. The complaints are captioned as follows: Adlard v. OvaScience, Inc., et al., No. 1:18-cv-12332-WGY (D. Mass. filed Nov. 6, 2018) (“Adlard”) and Wheby v. OvaScience, Inc., et al., No. 1:18-cv-01811 (D. Del. filed Nov. 16, 2018) (“Wheby”). The lawsuits allege that the Definitive Proxy Statement made false and misleading statements and omissions in connection with the Millendo Transaction, in violation of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder. The Adlard plaintiff seeks to represent a class of all persons and entities that own OvaScience common stock. Similarly, the Wheby plaintiff seeks to represent a class of all public stockholders of OvaScience. The lawsuits seek, among other things, preliminary and permanent injunctions of the Millendo Transaction unless OvaScience discloses certain information requested by plaintiffs, rescission and unspecified damages if the Millendo Transaction is consummated, and attorneys’ fees. We refer to these actions as the “Stockholder Litigation.”

The Company believes that no supplemental disclosures are required under applicable laws. However, to avoid the risk of the Stockholder Litigation delaying or adversely affecting the closing of the Millendo Transaction and to minimize the expense of defending the Stockholder Litigation, and without admitting any liability or wrongdoing, the Company is making certain disclosures below that supplement and revise those contained in the Definitive Proxy Statement, which we refer to as the “litigation-related supplemental disclosures.” The litigation-related supplemental disclosures contained below should be read in conjunction with the Definitive Proxy Statement, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information the Company files with the SEC. The Company and the other named defendants deny that they have committed or assisted others in committing any violations of law or breaches of duty to Company stockholders, and expressly maintain that they have complied with their fiduciary and other legal duties and are providing the litigation-related supplemental disclosures below solely to try to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Millendo Transaction that might arise from further litigation. Nothing in the litigation-related supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the litigation-related supplemental disclosures. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. References to sections and subsections herein are references to the corresponding sections or subsections in the Definitive Proxy Statement, all page references are to pages in the Definitive Proxy Statement, and terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The section of the Definitive Proxy Statement entitled “The Merger” is hereby revised as set forth below.

1.              The second full paragraph on page 135 is hereby amended and restated as follows (changes underlined/strikethrough):

On June 26, 2018, a telephonic meeting of OvaScience’s board of directors was held, in which OvaScience management and representatives of Ladenburg and Mintz participated. OvaScience management and representatives of Ladenburg described recent developments in the process of negotiations with Millendo, including a specification that one member of the OvaScience board of directors would remain with the combined company’s board after the closing (with the identity of that member not yet being specified), increasing the amount of time that the Millendo shareholders would be required to hold their shares of the combined company’s common stock following the closing from 90 days to 180 days, the deletion of a break-up fee payable by either party if the agreement was terminated without cause, and the agreement by Millendo not to pursue a competing transaction during a period of exclusivity. ~~and~~  OvaScience management and representatives of Ladenburg also described the deliberations that had taken place to select the finalists in the process. There was unanimous consensus among the OvaScience Board of Directors that it would be in the best interests of OvaScience Stockholders for OvaScience and its representatives to focus on negotiating a final, non-binding term sheet with Millendo, given the strength of the Millendo clinical development programs and management team.

2.              The following paragraph is added as the second full paragraph on page 136:

On July 25, 2018, OvaScience indicated to Millendo that Dr. John Howe, III, one of OvaScience’s current directors, would be designated to remain on the combined company’s board of directors as the representative of OvaScience as contemplated by the term sheet and the Merger Agreement.

3.              The following paragraph is added to page 166, under the caption “ - Interests of the OvaScience Directors and Executive Officers in the Merger,” as the first full paragraph after the bulleted list.

Mr. Aldrich, OvaScience’s Lead Independent Director, is one of the managers of Longwood Fund III GP LLC, the general partner of Longwood Fund III, L.P., which owned 1.56% of the outstanding shares of Millendo prior to its investment in the Pre-Closing Financing. This ownership interest was disclosed to the OvaScience Board of Directors prior to and during the course of the negotiations of the Merger Agreement with Millendo. Since Longwood Fund III, L.P. and affiliated Longwood Funds held positions in certain companies, including Millendo, that might be candidates to participate in a strategic transaction with OvaScience, Mr. Aldrich refrained from being a member of or participating in the deliberations of, the Business Development Committee, which  assisted management in (i) reviewing indications of interest from potential counterparties, (ii) selecting a subset of candidates to present in person to management and the Business Development Committee, (iii) evaluating the in person presentations by those candidates, (iv) selecting the finalist candidates and (v) ultimately recommending Millendo to the Board as the lead candidate.  Further, Mr. Aldrich did not personally participate in the negotiation of the terms of Longwood Fund III, L.P.’s participation in the Pre-Closing Financing. The Audit Committee of the OvaScience Board of Directors formally approved the participation by Longwood Fund III, L.P. in the Pre-Closing Financing on October 30, 2018.

4.              The caption of the section of the Definitive Proxy Statement entitled “Financial Projections” on page 152 is revised to read “Financial Projections used in connection with the August Opinion.”

5.              The caption of the section of the Definitive Proxy Statement entitled “Financial Projections for Millendo as prepared by Ladenburg Thalmann” on page 154 is revised to read “Financial Projections for Millendo as prepared by OvaScience”.

6.              The caption of the section of the Definitive Proxy Statement entitled “Financial Projections for Millendo as prepared by Ladenburg Thalmann” on page 165 is revised to read “Financial Projections for Millendo as prepared by OvaScience”.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed Millendo Transaction, OvaScience filed the Definitive Proxy Statement with the SEC on November 5, 2018. The Definitive Proxy Statement was first mailed on or about November 5, 2018 to the Company’s stockholders of record as of the close of business on October 26, 2018. Stockholders of OvaScience are urged to read these materials carefully because they contain important information about OvaScience, Millendo, and the proposed Millendo Transaction and related transactions. The Definitive Proxy Statement and any amendments or supplements thereto (when such amendments or supplements become available) and other documents filed by OvaScience with the SEC may be obtained free of charge through the SEC website at www.sec.gov. They may also be obtained for free by directing a written request to: OvaScience, Inc., 9 Fourth Avenue, Waltham, MA 02451, Attention: Vice President, Finance.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under or applicable exemption from the securities laws of any such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

OvaScience and Millendo, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the special interests of OvaScience’s directors and executive officers in the proposed transaction is included in the Definitive Proxy Statement. Additional information regarding these persons is included in OvaScience’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 15, 2018, and the proxy statement for OvaScience’s 2018 annual meeting of stockholders, filed with the SEC on April 30, 2018. These documents can be obtained free of charge from the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning OvaScience, Millendo, the proposed transaction and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of OvaScience, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of OvaScience and Millendo to consummate the transaction; risks related to OvaScience’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to OvaScience’s ability to correctly estimate its operating expenses and its expenses associated with the transaction; the ability of OvaScience or Millendo to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in OvaScience’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Definitive Proxy Statement, and Current Reports on Form 8-K filed with the SEC. OvaScience can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, OvaScience undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: November 19, 2018	/s/ Christopher Kroeger, M.D., M.B.A.
Christopher Kroeger, M.D., M.B.A.
Chief Executive Officer